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                                                                     EXHIBIT 4.1

     NUMBER                                                      SHARES
       21
                        SATILLA FINANCIAL SERVICES, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
                            AUTHORIZED COMMON STOCK

THIS CERTIFIES THAT _____________________________________________ is the
registered holder of ____________________________________________Shares

OF THE AUTHORIZED COMMON STOCK OF SATILLA FINANCIAL SERVICES, INC. WHICH ARE FULLY PAID AND NON-ACCESSIBLE AND WHICH ARE

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this __________day of __________A.D. 19__.

_______________________________                   _____________________________
        President                                          Secretary
                                     $0.01
                                      PAR
                                     VALUE

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common         UNIF GIFT MIN ACT - _____Custodian _____
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right             under Uniform Gifts to Minors
          survivorship and not as tenants         Act ______________________
          in common                                          (State)
        Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNED
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-------------------------------------- _________________________________________


________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________________


                                             __________________________________

             In presence of

_________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.